DESCRIPTION OF BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Policies)	12 Months Ended
Feb. 29, 2020
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Description of Business
Description of Business
Albertsons Companies, Inc. and its subsidiaries (the “Company” or “ACI”) is a food and drug retailer that, as of February 29, 2020, operated 2,252 retail stores together with 402 associated fuel centers, 23 dedicated distribution centers, 20 manufacturing facilities and various online platforms. The Company’s retail food businesses and in-store
pharmacies operate throughout the United States under the banners
Albertsons, Safeway, Vons, Pavilions, Randalls, Tom Thumb, Carrs, Jewel-Osco, Acme, Shaw’s, Star Market, United Supermarkets, Market Street
and
Haggen
. The Company has no separate assets or liabilities other than its investments in its subsidiaries, and all of its business operations are conducted through its operating subsidiaries.
Basis of Presentation and Reorganization Transactions
The Company’s Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Intercompany transactions and accounts have been eliminated in consolidation for all periods presented. The Company’s investments in unconsolidated affiliates are recorded using the equity method.
Prior to December 3, 2017, ACI had no material assets or operations. On December 3, 2017, Albertsons Companies, LLC (“ACL”) and its parent, AB Acquisition LLC, a Delaware limited liability company (“AB Acquisition”), completed a reorganization of its legal entity structure whereby the existing equityholders of AB Acquisition each contributed their equity interests in AB Acquisition to Albertsons Investor Holdings LLC (“Albertsons Investor”) and KIM ACI, LLC (“KIM ACI”). In exchange, equityholders received a proportionate share of units in Albertsons Investor and KIM ACI, respectively. Albertsons Investor and KIM ACI then contributed all of the AB Acquisition equity interests they received to ACI in exchange for common stock issued by ACI. As a result, Albertsons Investor and KIM ACI became the parents of ACI, owning all of its outstanding common stock, with AB Acquisition and its subsidiary, ACL, becoming wholly-owned subsidiaries of ACI. On February 25, 2018, ACL merged with and into ACI, with ACI as the surviving corporation (such transactions, collectively, the “Reorganization Transactions”). Prior to February 25, 2018, substantially all of the assets and operations of ACI were those of its subsidiary, ACL. The Reorganization Transactions were accounted for as a transaction between entities under common control and, accordingly, there was no change in the basis of the underlying assets and liabilities. The Consolidated Financial Statements are reflective of the changes that occurred as a result of the Reorganization Transactions. Prior to February 25, 2018, the Consolidated Financial Statements of ACI reflect the net assets and operations of ACL.

Prior Period Reclassifications
Prior Period Reclassifications
Certain prior period amounts have been reclassified to conform to the current period presentation, specifically the reclassification of gains and losses from property dispositions and impairment losses from Selling and administrative expenses to (Gain) loss on property dispositions and impairment losses, net on the Consolidated Statements of Operations and Comprehensive Income.

Fiscal year
Fiscal year:
The Company’s fiscal year ends on the last Saturday in February. Unless the context otherwise indicates, reference to a fiscal year of the Company refers to the calendar year in which such fiscal year commences. The Company’s first quarter consists of 16 weeks, the second, third and fourth quarters generally each consist of 12 weeks, and the fiscal year generally consists of 52 weeks. For the fiscal year ended February 29, 2020, the fourth quarter consisted of 13 weeks, and the fiscal year consisted of 53 weeks. For each of the prior years presented, the fiscal year consisted of 52 weeks.

Use of estimates
Use of estimates:
The preparation of the Company’s Consolidated
Financial
Statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the reporting periods presented. Certain estimates require difficult, subjective or complex judgments about matters that are inherently uncertain. Actual results could differ from those estimates.

Cash and cash equivalents
Cash and cash equivalents:
Cash equivalents include all highly liquid investments with original maturities of three months or less at the time of purchase and outstanding deposits related to credit and debit card sales transactions that settle within a few days. Cash and cash equivalents related to credit and debit card transactions were $501.8 million and $364.5 million as of February 29, 2020 and February 23, 2019, respectively.

Restricted cash
Restricted cash:
Restricted cash is included in Other current assets and Other assets within the Consolidated Balance Sheets and primarily relates to surety bonds and funds held in escrow. The Company had $8.2 million and $41.6 million of restricted cash as of February 29, 2020 and February 23, 2019, respectively.

Receivables, net
Receivables, net:
Receivables consist primarily of trade accounts receivable, pharmacy accounts receivable and vendor receivables.
Management makes estimates of the uncollectibility of its accounts receivable. In determining the adequacy of the allowances for doubtful accounts, management analyzes the value of collateral, historical collection experience, aging of receivables and other economic and industry factors. It is possible that the accuracy of the estimation process could be materially impacted by different judgments, estimations and assumptions based on the information considered and could result in a further adjustment of receivables. The allowance for doubtful accounts and bad debt expense were not material for any of the periods presented.

Inventories, net
Inventories, net:
Substantially all of the Company’s inventories consist of finished goods valued at the lower of cost or market and net of vendor allowances.
As of February 29, 2020 and February 23, 2019, approximately 85.6% and 85.9%, respectively, of the Company’s inventories were valued under the last-in,
first-out
(“LIFO”) method. The Company primarily uses the retail inventory or the item-cost method to determine inventory cost before application of any LIFO adjustment. Under the retail inventory method, inventory cost is determined, before the application of any LIFO adjustment, by applying a cost-to-retail
ratio to various categories of similar items to the retail value of those items. Under the item-cost method, the most recent purchase cost is used to determine the cost of inventory before the application of any LIFO adjustment. Replacement or current cost was higher than the carrying amount of inventories valued using LIFO by $143.5 million and $125.1 million as of February 29, 2020 and February 23, 2019, respectively. During fiscal 2019, fiscal 2018 and fiscal 2017, inventory quantities in certain LIFO layers were reduced. These reductions resulted in a liquidation of LIFO inventory quantities carried at lower costs prevailing in prior years as compared with the cost of fiscal 2019, fiscal 2018 and fiscal 2017 purchases. As a result, cost of sales decreased by $12.9 million, $18.1 million and $16.7 million in fiscal 2019, fiscal 2018 and fiscal 2017, respectively. Cost for the remaining inventories, which represents perishable and fuel inventories, was determined using the most recent purchase cost, which approximates the first-in,
first-out
(“FIFO”) method. Perishables are counted every four weeks and are carried at the last purchased cost which approximates FIFO cost. Fuel inventories are carried at the last purchased cost, which approximates FIFO cost. The Company records inventory shortages based on actual physical counts at its facilities and also provides allowances for inventory shortages for the period between the last physical count and the balance sheet date.

Assets held for sale
Assets held for sale:
Assets held for sale represent components and businesses that meet accounting requirements to be classified as held for sale and are presented as a single asset and liability in Company’s
Consolidated Balance Sheets. As of February 29, 2020, and February 23, 2019, immaterial amounts of assets and liabilities held for sale are recorded in other current assets and other current liabilities, respectively.

Property and equipment, net
Property and equipment, net:
Property and equipment is recorded at cost or fair value for assets acquired as part of a business combination, and depreciation is calculated on the straight-line method over the estimated useful lives of the assets. Estimated useful lives are generally as follows: buildings—seven to 40 years; leasehold improvements—the shorter of the remaining lease term or ten to 20 years; fixtures and equipment—three to 20 years; and specialized supply chain equipment—six to 25 years.
Property and equipment under finance leases are recorded at the lower of the present value of the future minimum lease payments or the fair value of the asset and are amortized on the straight-line method over the lesser of the lease term or the estimated useful life. Interest capitalized on property under construction was immaterial for all periods presented.

Leases
Leases:
The Company leases certain retail stores, distribution centers, office facilities and equipment from third parties. The Company determines whether a contract is or contains a lease at contract inception. Operating and finance lease assets and liabilities are recognized at the lease commencement date. Operating leases are included in operating lease right-of-use
(“ROU”) assets, current operating lease obligations and long-term operating lease obligations on the Consolidated Balance Sheets. Finance leases are included in Property and equipment, net, current maturities of long-term debt and finance lease obligations and long-term debt and finance lease obligations on the Consolidated Balance Sheets. Operating lease assets represent the Company’s right to use an underlying asset for the lease term, and lease liabilities represent the Company’s obligation to make lease payments arising from the lease. Lease liabilities are based on the present value of remaining lease payments over the lease term. As the rate implicit in the Company’s leases is not readily determinable, the Company’s applicable incremental borrowing rate, which is estimated to approximate the interest rate on a collateralized basis with similar terms, is used in calculating the present value of the sum of the lease payments. Operating lease assets are based on the lease liability, adjusted for any prepayments, lease incentives and initial direct costs incurred. The typical real estate lease period is 15 to 20 years with renewal options for varying terms and, to a limited extent, options to purchase. The Company includes renewal options that are reasonably certain to be exercised as part of the lease term.
The Company has lease agreements with
non-lease
components that relate to the lease components. Certain leases contain percent rent based on sales, escalation clauses or payment of executory costs such as property taxes, utilities, insurance and maintenance.
Non-lease
components primarily relate to common area maintenance.
Non-lease
components and the lease components to which they relate are accounted for together as a single lease component for all asset classes. The Company recognizes lease payments for short-term leases as expense either straight-line over the lease term or as incurred depending on whether lease payments are fixed or variable.

Impairment of long-lived assets
Impairment of long-lived assets:
The Company regularly reviews its individual stores’ operating performance, together with current market conditions, for indicators of impairment. When events or changes in circumstances indicate that the carrying value of the individual store’s assets may not be recoverable, its future undiscounted cash flows are compared to the carrying value. If the carrying value of store assets to be held and used is greater than the future undiscounted cash flows, an impairment loss is recognized to record the assets at fair value. For assets held for sale, the Company recognizes impairment charges for the excess of the carrying value plus estimated costs of disposal over the fair value. Fair values are based on discounted cash flows or current market rates. These estimates of fair value can be significantly impacted by factors such as changes in the current economic environment and real estate market conditions. Long-lived asset impairments are recorded as a component of (Gain) loss on property dispositions and impairment losses, net.

Intangible assets, net
Intangible assets, net:
Intangible assets with finite lives consist primarily of trade names, naming rights, customer prescription files and internally developed software. Intangible assets with finite lives are amortized on a straight-line basis over an estimated economic life ranging from three to 40 years. The Company reviews finite-
lived intangible assets for impairment in accordance with its policy for long-lived assets. Intangible assets with indefinite useful lives, which are not amortized, consist of restricted covenants and liquor licenses. The Company reviews intangible assets with indefinite useful lives and tests for impairment annually on the first day of the fourth quarter and also if events or changes in circumstances indicate the occurrence of a triggering event. The review consists of comparing the estimated fair value of the cash flows generated by the asset to the carrying value of the asset.

Business combination measurements
Business combination measurements:
In accordance with applicable accounting standards, the Company estimates the fair value of acquired assets and assumed liabilities as of the acquisition date of business combinations. These fair value adjustments are input into the calculation of goodwill related to the excess of the purchase price over the fair value of the tangible and identifiable intangible assets acquired and liabilities assumed in the acquisition.
The fair value of assets acquired and liabilities assumed are determined using market, income and cost approaches from the perspective of a market participant. The fair value measurements can be based on significant inputs that are not readily observable in the market. The market approach indicates value for a subject asset based on available market pricing for comparable assets. The market approach used includes prices and other relevant information generated by market transactions involving comparable assets, as well as pricing guides and other sources. The income approach indicates value for a subject asset based on the present value of cash flows projected to be generated by the asset. Projected cash flows are discounted at a required market rate of return that reflects the relative risk of achieving the cash flows and the time value of money. The cost approach, which estimates value by determining the current cost of replacing an asset with another of equivalent economic utility, was used for certain assets for which the market and income approaches could not be applied due to the nature of the asset. The cost to replace a given asset reflects the estimated reproduction or replacement cost for the asset, adjusted for obsolescence, whether physical, functional or economic.
Business combination measurements:
In accordance with applicable accounting standards, the Company estimates the fair value of acquired assets and assumed liabilities as of the acquisition date of business combinations. These fair value adjustments are input into the calculation of goodwill related to the excess of the purchase price over the fair value of the tangible and identifiable intangible assets acquired and liabilities assumed in the acquisition.
The fair value of assets acquired and liabilities assumed are determined using market, income and cost approaches from the perspective of a market participant. The fair value measurements can be based on significant inputs that are not readily observable in the market. The market approach indicates value for a subject asset based on available market pricing for comparable assets. The market approach used includes prices and other relevant information generated by market transactions involving comparable assets, as well as pricing guides and other sources. The income approach indicates value for a subject asset based on the present value of cash flows projected to be generated by the asset. Projected cash flows are discounted at a required market rate of return that reflects the relative risk of achieving the cash flows and the time value of money. The cost approach, which estimates value by determining the current cost of replacing an asset with another of equivalent economic utility, was used for certain assets for which the market and income approaches could not be applied due to the nature of the asset. The cost to replace a given asset reflects the estimated reproduction or replacement cost for the asset, adjusted for obsolescence, whether physical, functional or economic.

Goodwill
Goodwill:
Goodwill represents the difference between the purchase price and the fair value of assets and liabilities acquired in a business combination. Goodwill is not amortized as the Company reviews goodwill for impairment annually on the first day of its fourth quarter and also if events or changes in circumstances indicate the occurrence of a triggering event. The Company reviews goodwill for impairment by initially considering qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount, including goodwill, as a basis for determining whether it is necessary to perform a quantitative analysis. If it is determined that it is more likely than not that the fair value of reporting unit is less than its carrying amount, a quantitative analysis is performed to identify goodwill impairment. If it is determined that it is not more likely than not that the fair value of the reporting unit is less than its carrying amount, it is unnecessary to perform a quantitative analysis. The Company may elect to bypass the qualitative assessment and proceed directly to performing a quantitative analysis.
During the second quarter of fiscal 2017, there was a sustained decline in the market multiples of publicly traded peer companies. In addition, during the second quarter of fiscal 2017, the Company revised its short-term operating plan. As a result, the Company determined that an interim review of its recoverability of goodwill was necessary. Consequently, during the second quarter of fiscal 2017, the Company recorded a goodwill impairment loss of $142.3 million, substantially all within the Acme reporting unit relating to the November 2015 acquisition of stores from The Great Atlantic and Pacific Tea Company, Inc., due to changes in the estimate of its long-term future financial performance to reflect lower expectations for growth in revenue and earnings than previously estimated. The goodwill impairment loss was based on a quantitative analysis using a combination of a discounted cash flow model (income approach) and a guideline public company comparative analysis (market approach).

Investment in unconsolidated affiliates
Investment in unconsolidated affiliates:
The Company records equity in earnings from unconsolidated affiliates in Other income. Income from unconsolidated affiliates, excluding losses related to the disposal of the Company’s investment in Casa Ley, S.A. de C.V. (“Casa Ley”), was immaterial in fiscal 2019, fiscal 2018 and fiscal 2017.
El Rancho:
On November 16, 2017, the Company acquired an equity interest in Mexico Foods Parent LLC and La Fabrica Parent LLC (“El Rancho”), a Texas-based specialty grocer, for $100.0 million purchase consideration, consisting of $70.0 million in cash and $30.0 million of equity in the Company. The investment represents a 45% ownership interest in El Rancho which the Company is accounting for under the equity method. The Company has the option to acquire the remaining 55% of El Rancho at any time until six months after the delivery of El Rancho’s financial results for the fiscal year ended December 31, 2021. If the Company elects to exercise the option to acquire the remaining equity of El Rancho, the price to be paid will be calculated using a predetermined market-based formula.
Casa Ley:
During the fourth quarter of fiscal 2017, the Company sold its equity method investment in Casa Ley to Tenedora CL del Noroeste, S.A. de C.V. for
₱
6.5 billion Mexican pesos (approximately $348.4 million in U.S. dollars). In connection with the sale, the Company recorded a loss, net of $25.0 million in the third quarter of fiscal 2017, which is included in Other income, driven by the change in the fair value of the assets held for sale and the change in fair value of the related Casa Ley contingent value rights (“CVRs”). Net proceeds from the sale were used to distribute approximately $222 million in cash (or approximately $0.934 in cash per Casa Ley CVR) pursuant to the terms of the Casa Ley CVR agreement.

Company-Owned life insurance policies
Company-Owned life insurance policies (“COLI”):
The Company has COLI policies that have a cash surrender value. The Company has loans against these policies. The Company has no intention of repaying the loans prior to maturity or cancellation of the policies. Therefore, the Company offsets the cash surrender value by the related loans. As of February 29, 2020 and February 23, 2019, the cash surrender values of the policies were $149.2 million and $158.8 million, and the balances of the policy loans were $87.8 million and $94.4 million, respectively. The net balance of the COLI policies is included in Other assets.

Derivatives
Derivatives:
The Company entered into several pay fixed, receive variable interest rate swap contracts (“Swaps”) to manage its exposure to changes in interest rates. Swaps are recognized in the Consolidated Balance Sheets at fair value. If a Swap is recorded using hedge accounting, changes in the fair value of Swaps designated as cash flow hedges are recorded in accumulated other comprehensive (loss) income until the hedged item is recognized in earnings. Changes in fair value for Swaps that do not meet the criteria for hedge accounting, or for which the Company has not elected hedge accounting are recorded in current period earnings. The Company assesses, both at the inception of the hedge and on an ongoing basis, whether derivatives used as hedging instruments are highly effective in offsetting the changes in the fair value or cash flow of the hedged items. If it is determined that a derivative is not highly effective as a hedge or ceases to be highly effective, the Company discontinues hedge accounting prospectively.
The Company has also entered into contracts to purchase electricity and natural gas at fixed prices for a portion of its energy needs. The Company expects to take delivery of the electricity and natural gas in the normal course of business. Contracts that qualify for the normal purchase exception under derivatives and hedging accounting guidance are not recorded at fair value. Energy purchased under these contracts is expensed as delivered. The Company also manages its exposure to changes in diesel prices utilized in the Company’s distribution process through the use of short-term heating oil derivative contracts. These contracts are economic hedges of price risk and are not designated or accounted for as hedging instruments for accounting purposes. Changes in the fair value of these instruments are recognized in current period earnings.

Self-Insurance liabilities
Self-Insurance liabilities
: The Company is primarily self-insured for workers’ compensation, property, automobile and general liability. The self-insurance liability is undiscounted and determined actuarially, based on claims filed and an estimate of claims incurred but not yet reported. The Company has established stop-loss amounts that limit the Company’s further exposure after a claim reaches the designated stop-loss threshold. Stop-loss amounts for claims incurred for the years presented range from $0.5 million to $5.0 million per claim, depending upon the type of insurance coverage and the year the claim was incurred. In determining its self-insurance liabilities, the Company performs a continuing review of its overall position and reserving techniques. Since recorded amounts are based on estimates, the ultimate cost of all incurred claims and related expenses may be more or less than the recorded liabilities.
The Company has reinsurance receivables of $22.5 million and $20.3 million recorded within Receivables, net and $43.9 million and $41.1 million recorded within Other assets as of February 29, 2020 and February 23, 2019, respectively. The self-insurance liabilities and related reinsurance receivables are recorded gross.
Changes in self-insurance liabilities consisted of the following (in millions):

	February 29, 2020	February 23, 2019
Beginning balance	$1,146.3	$1,217.7
Expense	323.4	323.5
Claim payments	(295.6)	(279.3)
Other reductions (1)	(26.7)	(115.6)

Ending balance	1,147.4	1,146.3
Less current portion	(308.9)	(306.8)

Long-term portion	$838.5	$839.5

(1)	Primarily reflects actuarial adjustments for claims experience and systematic adjustments to the fair value of assumed self-insurance liabilities from acquisitions.

Benefit plans and Multiemployer plans
Benefit plans and Multiemployer plans:
Substantially all of the Company’s employees are covered by various contributory and non-contributory
pension, profit sharing or 401(k) plans, in addition to dedicated defined benefit plans for certain Safeway Inc. (“Safeway”), Shaw’s and United Supermarkets, LLC (“United”) employees. Certain employees participate in a long-term retention incentive bonus plan. The Company also provides certain health and welfare benefits, including short-term and long-term disability benefits to inactive disabled employees prior to retirement.
The Company recognizes a liability for the underfunded status of the defined benefit plans as a component of Other long-term liabilities. Actuarial gains or losses and prior service costs or credits are recorded within
Other
comprehensive (loss) income. The determination of the Company’s obligation and related expense for its sponsored pensions and other post-retirement benefits is dependent, in part, on management’s selection of certain actuarial assumptions in calculating these amounts. These assumptions include, among other things, the discount rate and expected long-term rate of return on plan assets.
Most union employees participate in multiemployer retirement plans pursuant to collective bargaining agreements, unless the collective bargaining agreement provides for participation in plans sponsored by the Company. Pension expense for the multiemployer plans is recognized as contributions are funded.

Revenue recognition, Cost of sales and vendor allowances
Revenue recognition
: Revenues from the retail sale of products are recognized at the point of sale to the customer, net of returns and sales tax. Pharmacy sales are recorded upon the customer receiving the prescription. Third-party receivables from pharmacy sales were $218.5 million and $252.2 million as of February 29, 2020 and February 23, 2019, respectively. For eCommerce related sales, which primarily include home delivery and Drive Up & Go curbside pickup, revenues are recognized upon either pickup in store or delivery to the customer and may include revenue for separately charged delivery services. Discounts provided to customers by the Company at the time of sale are recognized as a reduction in sales as the products are sold. Discounts provided to customers by vendors, usually in the form of coupons, are not recognized as a reduction in sales, provided the coupons are redeemable at any retailer that accepts coupons. The Company recognizes revenue and records a corresponding receivable from the vendor for the difference between the sales prices and the cash received from the customer. The Company records a contract liability when rewards are earned by customers in connection with the Company’s loyalty programs. As rewards are redeemed or expire, the Company reduces the contract liability and recognizes revenue. The contract liability balance was immaterial in fiscal 2019 and fiscal 2018.
The Company records a contract liability when it sells its own proprietary gift cards. The Company records a sale when the customer redeems the gift card. The Company’s gift cards do not expire. The Company reduces the contract liability and records revenue for the unused portion of gift cards (“breakage”) in proportion to its customers’ pattern of redemption, which the Company determined to be the historical redemption rate. The Company’s contract liability related to gift cards was $52.2 million as of February 29, 2020 and $55.9 million as of February 23, 2019.
Disaggregated Revenues
The following table represents sales revenue by type of similar product (in millions):

	Fiscal 2019		Fiscal 2018		Fiscal 2017
	Amount (1)	% of Total	Amount (1)	% of Total	Amount (1)	% of Total
Non-perishables (2)	$27,165.3	43.5%	$26,371.8	43.6%	$26,522.0	44.3%
Perishables (3)	25,681.8	41.1%	24,920.9	41.2%	24,583.7	41.0%
Pharmacy	5,236.8	8.4%	4,986.6	8.2%	5,002.6	8.3%
Fuel	3,430.4	5.5%	3,455.9	5.7%	3,104.6	5.2%
Other (4)	940.8	1.5%	799.3	1.3%	711.7	1.2%

Total (5)	$62,455.1	100.0%	$60,534.5	100.0%	$59,924.6	100.0%

(1)	eCommerce related sales are included in the categories to which the revenue pertains.

(2)	Consists primarily of general merchandise, grocery and frozen foods.

(3)	Consists primarily of produce, dairy, meat, deli, floral and seafood.

(4)	Consists primarily of wholesale revenue to third parties, commissions and other miscellaneous revenue.

(5)	Fiscal 2019 includes approximately $1.1 billion of incremental Net sales and other revenue due to the additional 53rd week.

Cost of sales and vendor allowances:
Cost of sales includes, among other things, purchasing, inbound freight costs, product quality testing costs, warehousing costs, internal transfer costs, advertising costs, private label program costs and strategic sourcing program costs.
The Company receives vendor allowances or rebates (“Vendor Allowances”) for a variety of merchandising initiatives and buying activities. The terms of the Company’s Vendor Allowances arrangements vary in length but are primarily expected to be completed within a quarter. The Company records Vendor Allowances as a reduction of Cost of sales when the associated products are sold. Vendor Allowances that have been earned as a result of completing the required performance under terms of the underlying agreements but for which the product has not yet been sold are recognized as reductions of inventory. The reduction of inventory for these Vendor Allowances was $72.0 million and $74.8 million as of February 29, 2020 and February 23, 2019, respectively.

Advertising costs
Advertising costs are included in Cost of sales and are expensed in the period the advertising occurs. Cooperative advertising funds are recorded as a reduction of Cost of sales when the advertising occurs. Advertising costs were $405.6 million, $422.3 million and $497.5 million, net of cooperative advertising allowances of $91.9 million, $101.3 million and $81.1 million for fiscal 2019, fiscal 2018 and fiscal 2017, respectively.

Selling and administrative expenses
Selling and administrative expenses:
Selling and administrative expenses consist primarily of store and corporate employee-related costs such as salaries and wages, health and welfare, workers’ compensation and pension benefits, as well as marketing and merchandising, rent, occupancy and operating costs, amortization of intangibles and other administrative costs.

Income taxes
Income taxes:
Prior to the Reorganization Transactions, ACL was organized as a limited liability company, wholly owned by its parent, AB Acquisition. As such, income taxes in respect of these operations were payable by the equity members of AB Acquisition. Entity-level federal and state taxes were provided on ACL’s Subchapter C corporation subsidiaries, and state income taxes on its limited liability company subsidiaries where applicable. Upon completion of the Reorganization Transactions, all of the operating subsidiaries became subsidiaries of Albertsons Companies, Inc., with all operations taxable as part of a consolidated group for federal and state income tax purposes. In connection with the Reorganization Transactions, in the fourth quarter of fiscal 2017, the Company recorded deferred income taxes on operations held by limited liability companies and previously taxed to the equity members. The Company’s income (loss) before taxes is primarily from domestic operations.
Deferred taxes are provided for the net tax effects of temporary differences between the financial reporting and income tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date. Valuation allowances are established where management determines that it is more likely than not that some portion or all of a deferred tax asset will not be realized. The Company reviews tax positions taken or expected to be taken on tax returns to determine whether and to what extent a tax benefit can be recognized. The Company evaluates its positions taken and establishes liabilities in accordance with the applicable accounting guidance for uncertain tax positions. The Company reviews these liabilities as facts and circumstances change and adjusts accordingly. The Company recognizes any interest and penalties associated with uncertain tax positions as a component of Income tax expense. The Tax Act requires a U.S. shareholder of a controlled foreign corporation to provide U.S. taxes on its share of global intangible
low-taxed
income (“GILTI”). The current and deferred tax impact of GILTI is not material to the Company. Accordingly, the Company will report the tax impact of GILTI as a period cost and not provide deferred taxes for the basis difference that would be expected to reverse as GILTI.
The Company is contractually indemnified by SUPERVALU INC. (“SuperValu”) for any tax liability of New Albertsons L.P. (“NALP”) arising from tax years prior to the NALP acquisition. The Company is also contractually obligated to pay SuperValu any tax benefit it receives in a tax year after the NALP acquisition as a result of an indemnification payment made by SuperValu. An indemnification asset and liability, where necessary, has been recorded to reflect this arrangement.

Segments
Segments
: The Company and its subsidiaries offer grocery products, general merchandise, health and beauty care products, pharmacy, fuel and other items and services in its stores or through eCommerce channels. The Company’s retail operating divisions are geographically based, have similar economic characteristics and similar expected long-term financial performance. The Company’s operating segments and reporting units are its 13 divisions, which are reported in one reportable segment. Each reporting unit constitutes a business for which discrete financial information is available and for which management regularly reviews the operating results. Across all operating segments, the Company operates primarily one store format. Each division offers, through its stores and eCommerce channels, the same general mix of products with similar pricing to similar categories of customers, has similar distribution methods, operates in similar regulatory environments and purchases merchandise from similar or the same vendors.

Recently adopted accounting standards
Recently adopted accounting standards:
On February 25, 2016, the FASB issued ASU
 2016-02,
 ”
Leases (Topic 842)
.” ASC Topic 842 supersedes existing lease guidance, including ASC 840—
Lease
s. Among other things, ASU
2016-02
requires recognition of a
Right-of-use
asset and liability for future lease payments for contracts that meet the definition of a lease and requires disclosure of certain information about leasing arrangements. On July 30, 2018, the FASB issued ASU
2018-11,
“
Leases (Topic 842): Targeted Improvements
,” which, among other things, allows companies to elect an optional transition method to apply the new lease standard through a cumulative effect adjustment in the period of adoption. The new guidance requires both classifications of leases, operating and finance, to be recognized on the balance sheet. The new guidance also results in a change in naming convention for leases historically classified as capital leases. Under the new guidance, these leases are now referred to as finance leases. Consistent with prior GAAP, the recognition, measurement and presentation of expenses and cash flows arising from a lease will depend on its classification.
The Company adopted the guidance effective February 24, 2019 by recognizing and measuring leases at the adoption date with a cumulative effect of initially applying the guidance recognized at the date of initial application and as a result did not restate the prior periods presented in the Consolidated Financial Statements. The Company elected certain practical expedients permitted under the transitional guidance, including retaining historical lease classification, evaluating whether any expired contracts are or contain leases, and not applying hindsight in determining the lease term. The Company also elected the practical expedient to not separate lease and non-lease
components within the lessee lease transaction for all classes of assets. Lastly, the Company elected the short-term lease exception for all classes of assets, and therefore does not apply the recognition requirements for leases of 12 months or less.
The adoption of the standard resulted in the recognition of an operating lease ROU asset of $5.3 billion and an operating lease liability of $5.4 billion. Included in the measurement of the new operating lease ROU asset is the reclassification of certain balances, including those historically recorded as lease exit cost liabilities, deferred rent and beneficial and unfavorable lease interests. The adoption also resulted in a cumulative effect transitional adjustment of $776.0 million ($574.6 million, net of tax) to retained earnings related to the elimination of $865.8 million deferred gains on sale leaseback transactions, partially offset by the recognition of $87.3 million in impairment losses on operating lease assets and the removal of $17.2 million and $14.7 million, respectively, of assets and liabilities related to finance lease obligations under previously existing build-to-suit
accounting arrangements. Several other immaterial reclassifications of historical asset and liability line items were also recorded in the Company’s Consolidated Balance Sheets upon adoption.
In February 2018, the FASB issued ASU
2018-02,
“
Income Statement—Reporting Comprehensive Income (Topic 220): Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income
.” This ASU allows a reclassification from accumulated other comprehensive income to retained earnings for stranded tax effects resulting from the Tax Cuts and Jobs Act. The Company adopted this guidance in the first quarter of fiscal 2019 and applied the amendments in the period of adoption. The adoption of this standard resulted in a $16.6 million adjustment to both Retained earnings (accumulated deficit) and Accumulated other comprehensive income. The standard did not have a material impact on the Company’s Consolidated Statements of Operations and the Consolidated Statements of Cash Flows.
Recently issued accounting standards:
In December 2019, the FASB issued ASU
 2019-12,
 ”
Simplifying the Accounting for Income Taxes
.” This ASU eliminates certain exceptions related to the approach for intraperiod tax allocation, the methodology for calculating taxes during the quarters and the recognition of deferred tax liabilities for outside basis differences. This ASU also simplifies aspects of the accounting for franchise taxes, enacts changes in tax laws or rates and clarifies the accounting for transactions that result in a step-up
in the tax basis of goodwill. The ASU will take effect for public entities for annual reporting periods beginning after December 15, 2020, and interim periods within those fiscal years. Early adoption is permitted. The Company is currently evaluating the effect of this standard on its Consolidated Financial Statements.